UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

LAWSON SOFTWARE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Lawson Software To Mail Definitive Proxy Materials

Special Meeting of Stockholders to Vote on Proposed Merger Scheduled for June 29, 2011

Receives HSR and German Antitrust Clearance

ST. PAUL, Minn., May 31, 2011 — Lawson Software (Nasdaq: LWSN) today announced that it has filed with the Securities and Exchange Commission, and will commence mailing of, definitive proxy materials in connection with the proposed merger transaction with GGC Software Holdings, Inc., an affiliate of Golden Gate Capital and Infor. As previously announced on April 26, 2011, Lawson signed a definitive merger agreement to be acquired by GGC Software, under which Lawson stockholders would receive $11.25 per share in cash.

The Company also announced that the Federal Trade Commission has granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 for GGC Software’s proposed acquisition of Lawson. The transaction has also received German antitrust clearance.

A special meeting of Lawson stockholders to consider and vote upon, among other things, the proposed merger has been scheduled for Wednesday, June 29, 2011, at 10:00 a.m. Central Time at Lawson’s Corporate Headquarters, Hiawatha & Superior Meeting Rooms, 380 Saint Peter Street, St. Paul, Minnesota, 55102. Lawson stockholders of record at the close of business on Friday, May 27, 2011, will be entitled to vote at the special meeting.

The Board of Directors of Lawson has unanimously approved the GGC Software transaction and recommends that all Lawson stockholders vote “FOR” the proposal to adopt the merger agreement. Lawson stockholders are encouraged to read the Company’s definitive proxy materials in their entirety as they provide, among other things, a detailed discussion of the process that led to the proposed merger and the reasons behind the Board of Directors’ unanimous recommendation that stockholders vote “FOR” the proposal to adopt the merger agreement.

Lawson stockholders who have questions about the merger, need assistance in submitting their proxy or voting their shares should contact the Company’s proxy solicitor, MacKenzie Partners, Inc., at 1-800-322-2885; Email: proxy@mackenziepartners.com.

-more-

About Lawson Software

Lawson Software is a global provider of enterprise software.  We provide business application software, maintenance and consulting to customers primarily in specific services, trade and manufacturing/distribution industries.  We specialize in and target specific industries including healthcare, services, public sector, equipment service management & rental, manufacturing & distribution and consumer products industries.  Our software solutions include Enterprise Financial Management, Human Capital Management, Business Intelligence, Asset Management, Enterprise Performance Management, Supply Chain Management, Service Management, Manufacturing Operations, Business Project Management and industry-tailored applications. Our applications help automate and integrate critical business processes, which enable our customers to collaborate with their partners, suppliers and employees, reduce costs and enhance business or operational performance. Lawson is headquartered in St. Paul, Minn., and has offices around the world. Visit Lawson online at www.lawson.com. For Lawson’s listing on the First North exchange in Sweden, Remium AB is acting as the Certified Adviser.

Forward-Looking Statements

This press release contains forward-looking statements that contain risks and uncertainties. These forward-looking statements contain statements of intent, belief or current expectations of Lawson and its management. Such forward-looking statements are not guarantees of future results and involve risks and uncertainties that may cause actual results to differ materially from the potential results discussed in the forward-looking statements. Risks and uncertainties that may cause such differences include but are not limited to: the risk that the pending merger with GGC Software Holdings, Inc., an affiliate of Golden Gate Capital and Infor, may not be completed on a timely basis, if at all; the risk that the conditions to the consummation of the merger may not be satisfied; the risk that the merger may involve unexpected costs, liabilities or delays; the risk that expected benefits of the merger may not materialize as expected; the risk that, prior to the completion of the merger, Lawson’s business may experience significant disruptions, including loss of customers or employees, due to transaction-related uncertainty or other factors; the fact that legal proceedings that have been instituted and the possibility that additional legal proceedings may be instituted against Lawson, its directors and/or others relating to the merger and the outcome of such proceedings; the possible occurrence of an event, change or other circumstance that could result in termination of the merger agreement; uncertainties in the software industry; uncertainties as to when and whether the conditions for the recognition of deferred revenue will be satisfied; increased competition; the impact of foreign currency exchange rate fluctuations; changes in conditions in Lawson’s targeted industries; the outcome of pending litigation; the relief sought by Lawson with respect to the judgment in the ePlus litigation might not be granted in whole or in part; and other risk factors listed in Lawson’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Lawson assumes no obligation to update any forward-looking information contained in this press release.

Additional Information and Where To Find It

On May 31, 2011, in connection with the merger, Lawson filed its definitive proxy statement with the Securities and Exchange Commission (the “SEC”). Lawson will commence mailing the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger on or about May 31, 2011. INVESTORS AND SECURITY HOLDERS OF LAWSON ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT LAWSON WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT LAWSON AND THE MERGER. The definitive proxy statement (and other relevant materials in connection with the merger when they become available), and any other documents filed by Lawson with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at Lawson’s website, www.lawson.com, or by contacting Investor Relations by phone at 651-767-4890, by email at investor@lawson.com or by mail at 380 St. Peter Street, St. Paul, MN 55102.

Lawson and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Lawson’s stockholders with respect to the merger. Information about Lawson’s directors and executive officers and their ownership of Lawson’s common stock is set forth in the proxy statement for Lawson’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on August 31, 2010. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, is set forth in the definitive proxy statement filed with SEC in connection with the merger.

Contacts

Investor Contacts:

Lawson Software

Barbara Doyle, +1-651-767-4385

investor@lawson.com

or

MacKenzie Partners

Dan Burch, +1-212-929-5748

Laurie Connell, +1-212-378-7071

or

Media Contacts:

Lawson Software

Joe Thornton, +1-651-767-6154

joe.thornton@us.lawson.com

or

Joele Frank, Wilkinson Brimmer Katcher

Averell Withers, +1-212-355-4449

Jillian Palash, +1-212-355-4449